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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                February 20, 2002
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                        (Date of earliest event reported)


                             USABancShares.com, Inc.
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             (Exact name of registrant as specified in its charter)


Pennsylvania                            0-24896                23-2806495
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
of incorporation)                                           Identification No.)


1535 Locust Street, Philadelphia, PA                                   19102
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(Address of principal executive offices)                             (Zip Code)


                                 (215) 569-4200
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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      (Former name, former address and former fiscal year, if changed since last report)



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Item 5. OTHER EVENTS

         On February 20, 2002, USABancShares.com, Inc. (the "Company"), announced that it reclassified its "held to maturity" investment securities portfolio to "available for sale" and otherwise restated its audited financial statements contained in its annual report for the year ended December 31, 2000 and its financial statements contained in its quarterly reports for periods ended March 31, 2001, June 30, 2001 and September 30, 2001. The income statements of the Company were not impacted.

         A copy of the press release made in connection with the announcement is attached hereto as Exhibit 99.1 and is incorporated by reference herein in its entirety.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   The following exhibits are included with this Report:

               Exhibit 99.1 Press Release dated February 21, 2002.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         USABancShares.com, Inc.


                                         By: /s/ Daniel J. Machon, Jr.
                                             -------------------------
                                             Daniel J. Machon, Jr.
                                             Chief Financial Officer
                                             (Principal Executive, Accounting
                                             and Financial Officer)


Date: February 21, 2002.